UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2025

INTERNATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-9439	74-2157138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (956) 722-7611

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1.00 par value	IBOC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 19, 2025, International Bancshares Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). As described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2025 (the “Proxy Statement”), the Company submitted the following proposals to its shareholders for a vote:

(1)	To elect eight (8) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

(2)	To ratify the appointment of RSM US LLP as the Company’s independent auditor for the fiscal year ending December 31, 2025;

(3)	To consider and approve a non-binding advisory resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the tabular disclosures in the accompanying Proxy Statement; and

(4)	To consider an advisory vote regarding the frequency of the advisory approval of the Company’s executive compensation.

The following table lists the final voting results for Proposals 1, 2, and 3 at the Annual Meeting:

	For	Against	Abstain	Broker Non-Votes
Election of Directors
Javier de Anda	51,617,371	177,954	17,890	4,724,245
Douglas B. Howland	47,946,633	3,647,597	218,985	4,724,245
Rudolph M. Miles	51,728,223	66,076	18,916	4,724,245
Dennis E. Nixon	50,196,920	1,598,405	17,890	4,724,245
Larry A. Norton	48,009,499	3,596,359	207,357	4,724,245
Roberto R. Reséndez	49,539,382	2,053,833	220,000	4,724,245
Antonio R. Sanchez, Jr.	44,505,566	7,289,186	18,463	4,724,245
Diana G. Zuniga	50,114,326	1,479,899	218,990	4,724,245

Ratification of RSM US LLP	56,134,617	378,418	24,425	0

Non-binding Advisory Resolution on Compensation	48,813,979	2,969,030	30,206	4,724,245

Based on the foregoing results, each director nominee named above was elected by a majority-vote standard, which is the voting standard required by the Company’s Articles of Incorporation for uncontested director elections. Proposals 2 and 3 were also approved by a majority vote.

With respect to Proposal 4, the advisory vote on the frequency of the advisory approval of the Company’s executive compensation, the following table lists the final voting results for the Annual Meeting:

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Non-binding Advisory Resolution on Frequency of Compensation Vote	48,263,727	26,313	3,470,536	29,335	0

The 1 year option received the highest number of votes cast by the shareholders and is deemed to be the frequency that is preferred by the shareholders of the Company. The Company’s Board of Directors has determined that it will include a proposal to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the tabular disclosures in the Company’s Proxy Statement for the 2026 Annual Shareholders Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION

	By:	/s/ Dennis E. Nixon
Dennis E. Nixon
President and Chief Executive Officer

Date: May 21, 2025